UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report – March 25, 2008

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 University of British Columbia Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On March 25, 2008, Chemokine Therapeutics Corp. (the “Company”) issued a press release announcing that Dr. Anthony Tolcher, one of the Company’s Clinical Advisory Board Members, will be one of the speakers in a Major Symposium at the American Association for Cancer Research (“AACR”) Annual Meeting taking place April 12-16, 2008 in San Diego.  Dr. Tolcher will discuss the translation of preclinical studies to clinical trials for compounds targeting chemokine receptors and metastasis. Chemokine Therapeutic’s CTCE-9908 drug candidate will be highlighted as one of the leading agents targeting CXCR4 used to reduce metastasis and cancer growth.

A copy of the press release is attached as exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2008	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ Bashir Jaffer Bashir Jaffer, Interim Chief Executive Officer/Chief Financial Officer

Exhibit 99.1

FOR IMMEDIATE RELEASE	TSX: CTI & OTCBB: CHKT

DR. ANTHONY TOLCHER TO SPEAK AT THE AACR ANNUAL MEETING ON CHEMOKINE THERAPEUTIC’S LEAD DRUG CANDIDATE CTCE-9908

Vancouver, BC (March 25, 2008) – Chemokine Therapeutics Corp. (the “Company”) (TSX:CTI, OTCBB:CHKT), a biotechnology company developing chemokine-based therapies to treat cancer, blood disorders, and vascular diseases, today announced that Dr. Anthony Tolcher, one of the Company’s Clinical Advisory Board Members, will be one of the speakers in a Major Symposium at the American Association for Cancer Research (“AACR”) Annual Meeting taking place April 12-16, 2008 in San Diego.  Dr. Tolcher will discuss the translation of preclinical studies to clinical trials for compounds targeting chemokine receptors and metastasis. Chemokine Therapeutic’s CTCE-9908 drug candidate will be highlighted as one of the leading agents targeting CXCR4 used to reduce metastasis and cancer growth.

The AACR Meeting is regarded as the most important international cancer research meeting of the year.  The gathering is expected to attract about 17,000 participants from 60 countries to discuss and hear presentations on new and significant discoveries in basic, clinical, and translational cancer research.  The AACR endeavours to identify the most compelling science and ensure that the latest advances in all areas of cancer research and specifically the most important emerging research fields are fully covered.

The Symposium session entitled, “Translating the Molecular Biology of Metastasis to the Clinic,” is scheduled on Tuesday, April 15th, 2008 from 3:15 pm – 5:15 pm, at the San Diego Convention Center.

“We are honoured to have Dr. Tolcher, a highly regarded expert in oncology, speak about the importance of this therapeutic target and the future possible application of CTCE-9908 as a therapeutic option,” said Walter Korz, Vice President of Drug Development. “This is an important meeting to share the progress we have made with the scientific and medical community as well as our potential pharmaceutical licensing partners.”

About CTCE-9908

CTCE-9908 is a peptide analog of the chemokine SDF-1, and an antagonist of its receptor, CXCR4. SDF-1 is the only known naturally occurring chemokine that binds to CXCR4, which is present on many cancer cells as well as cancer support cells such as cells making up new blood vessels. This binding process is believed to be critical in the SDF-1 induced migratory processes.  The anti-migratory property of CTCE-9908 is pivotal in not only reducing recruitment of support cells that allow survival and growth of the primary tumor, but also metastasis (or spread) of cancer cells to distant locations in the body, where they form secondary tumors. Approximately 90% of cancer deaths are due to metastasis and disease progression. We believe that CTCE-9908 has the potential to shrink the primary tumor and delay the occurrence of new tumors due to its anti-angiogenic properties and anti-metastatic activity.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drug candidates in the field of chemokines.  Chemokines are a class of signaling proteins that play a critical role in the growth, differentiation, and maturation of cells necessary for fighting infection as well as tissue repair and regeneration.  Chemokines also have an important role in cancer metastasis and growth. Chemokine Therapeutics is a leader in research in the field of chemokines and has several products in various stages of development.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the Company’s ability to raise additional funding and the potential dilutive effects thereof, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

 For further information contact:

Chemokine Therapeutics Corp. Mr. Don Evans Director, Corporate Communications Phone: (604) 822-0305 or 1-888-822-0305 Fax: (604) 822-0302 E-mail: devans@chemokine.net Internet: www.chemokine.net